UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
January 21, 2011

AZZ incorporated
(Exact name of Registrant as specified in its charter)

TEXAS (State or Other Jurisdiction of Incorporation or Organization)	1-12777 Commission File No.	75-0948250 (I.R.S. Employer Identification Number)

One Museum Place, Suite 500 3100 West 7th Street Fort Worth, TX 76107 (Address of principal executive offices, including zip code)

Registrant’s Telephone Number, including Area Code:	(817) 810-0095

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7-REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE.

Attached hereto as Exhibit 99.1 are materials to be used by representatives of AZZ incorporated, a Texas corporation (the “Company”), in future presentations to the financial community.

Pursuant to General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Form 8-K, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

The information contained herein is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time.

The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although the Company may do so from time to time as management of the Company believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

In connection with such future presentations to the financial community, reconciliations between EBITDA (as defined below) and net income and between Free Cash Flow (as define below) to cash provided by operating activities are provided as follows. As used by the Company, these terms may differ from similarly captioned measures used by other companies.

“EBITDA”, a non-GAAP financial measure, is defined as net income before interest, taxes, depreciation and amortization.  The Company presents EBITDA because it considers such information an important supplemental measure of its performance and believes it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies with comparable market capitalization, many of which present EBITDA when reporting their results.  The Company also uses EBITDA for the following purposes: (1) the Company’s credit agreement uses EBITDA to measure compliance with covenants, such as fixed charge coverage and debt incurrence; (2) EBITDA is also used by potential lenders to evaluate potential transactions with the Company; and (3) EBITDA is also used by the Company to evaluate and price potential acquisition candidates.

EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of the Company’s results as reported under GAAP.  Some of these limitations are: (a) EBITDA does not reflect changes in, or cash requirements for, the Company’s working capital needs, (b) EBITDA does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments on the Company’s debts; and (c) although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and EBITDA does not reflect any cash requirements for such capital expenditures.  Because of these limitations, EBITDA should not be considered as a principal indicator of the Company’s performance.  The Company compensates for these limitations by relying primarily on the Company’s GAAP results and using EBITDA only on a supplemental basis.

Free Cash Flow (“FCF”), also a non-GAAP financial measure, is defined as cash provided by operating activities less cash disbursed for capital expenditures excluding acquisitions.  The Company presents FCF because it considers such information an important supplemental measure of performance and believes it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies with comparable market capitalization to the Company, many of which present FCF when reporting their results.

FCF has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of the Company’s results as reported under GAAP.  These limitations include that FCF excludes significant cash flows, such as principal payments on debt.  Because of these limitations, FCF should not be considered as a principal indicator of the Company’s performance.  The Company compensates for these limitations by relying primarily on the Company’s GAAP results and using FCF only on a supplemental basis.

(Financial tables follow.)

EBITDA Reconciliation

The reconciliation of EBITDA with net income is as follows (in thousands):

	Actual Year Ended				Projected Year Ended 2/28/11			Projected Year Ended 2/29/12
	2/28/07	2/29/08	2/28/09	2/28/10		(Range)			(Range)
Net Income	$21,604	$27,688	$42,206	$37,728	$33,200	to	$36,300	$34,000	to	$39,000
Plus:
Income Tax Expense	$12,859	$16,145	$24,704	$22,655	$19,100	to	$20,900	$20,000	to	$23,000
Interest Expense	$1,495	$1,495	$6,170	$6,838	$6,900	to	$6,900	$13,800	to	$13,800
Depreciation and Amortization	$6,660	$8,199	$14,542	$17,469	$19,000	to	$21,000	$20,000	to	$21,000

EBITDA	$42,618	$53,527	$87,622	$84,690	$78,200	to	$85,100	$87,800	to	$96,800

Free Cash Flow Reconciliation

The reconciliation of cash flows provided by (used in) operations with free cash flow is as follows (in thousands):

	Actual Year Ended				Projected Year Ended 2/28/11			Projected Year Ended 2/29/12
	2/28/07	2/29/08	2/28/09	2/28/10		(Range)			(Range)
Cash Provided by Operating Activities	$6,928	$38,926	$60,196	$82,630	$39,000	to	$41,000	$50,000	to	$55,000
Less:
Fixed Asset Purchase for Cash	$10,659	$9,926	$20,009	$12,037	$19,000	to	$21,000	$23,000	to	$23,000

Free Cash Flow	(3,731)	29,000	$40,187	$70,593	$20,000	to	$20,000	$27,000	to	$32,000

ITEM 8.01 OTHER EVENTS

Attached is Exhibit 99.2, Financial and Other Statistical Information, which contains guidance and selected financial projections for the fiscal years ending February 28, 2011 and February 29, 2012. The guidance contained in the attached exhibits consists of a projected range or management's estimate of most likely results. These projections involve risk and uncertainties, the outcome of which cannot be foreseen at this time and, therefore, actual results will vary from these forecasts.  The Company undertakes no obligation to affirm, publicly or revise any forward-looking statements, whether as a result of information, future events or otherwise.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 EXHIBITS

The following exhibits are filed as part of this report.

Exhibit 99.1	AZZ incorporated Presentation.

Exhibit 99.2	Projected Financial and Other Statistical Information for Fiscal Year 2011 and Fiscal Year 2012.

FORWARD LOOKING STATEMENTS

Certain statements herein about our expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by terminology such as, “may,” “should,” “expects, “ “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. This Report on Form 8-K may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand and response to products and services offered by AZZ, including demand by the electrical power generation markets, electrical transmission and distribution markets, the industrial markets, and the hot dip galvanizing markets; prices and raw material cost, including zinc and natural gas which are used in the hot dip galvanizing process; changes in the economic conditions of the various markets that AZZ serves, foreign and domestic, customer request delays of shipments, acquisition opportunities, currency exchange rates, adequacy of financing, and availability of experienced management employees to implement AZZ’s growth strategy. AZZ has provided additional information regarding risks associated with the business in AZZ’s Annual Report on Form 10-K for the fiscal year ended February 28, 2010 and other filings with the SEC, available for viewing on AZZ’s website at www.azz.com and on the SEC’s website at www.sec.gov.  You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and AZZ assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZZ incorporated
Date: January 21, 2011	By:	/s/ Dana Perry
Dana Perry Senior Vice President Finance Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	AZZ incorporated Presentation.

Exhibit 99.2	Projected Financial and Other Statistical Information for Fiscal Year 2011 and Fiscal Year 2012.